March 22, 1999

CJI Plaza Company I LLC
CJI Plaza Company II LLC
CJI Plaza Company III LLC
FJI Plaza Company LLC
50 West 990 South
Brigham City, Utah 84302

Ladies and Gentlemen:

         This letter sets forth the agreement of each of the undersigned to extend (the "Extension") the latest date on which the Closing Date (as defined in each of the Purchase Agreements described on the attached SCHEDULE I (the "Purchase Agreements")) may occur until March 31, 1999. Please sign this letter as set forth below to evidence your agreement to such Extension.

                                 FFCA/PIP 1986 PROPERTY COMPANY, a Delaware general partnership

                                 By Participating Income Properties 1986, L.P.,
                                    a Delaware limited partnership, general
                                    partner

                                 By FFCA Management Company Limited Partnership,
                                    a Delaware limited partnership, general
                                    partner

                                 By Perimeter Center Management Company, a
                                    Delaware corporation, general partner

                                 By /s/ Dennis L. Ruben
                                    --------------------------------------------
                                    Dennis L. Ruben
                                    Executive Vice President and
                                    General Counsel

                                    PARTICIPATING INCOME PROPERTIES II,
                                    LIMITED PARTNERSHIP, a Delaware limited
                                    partnership

                                    By Franchise Finance Corporation of America
                                       II, a Delaware corporation, managing
                                       general partner

                                    By /s/ Dennis L. Ruben
                                       -----------------------------------------
                                       Dennis L. Ruben
                                       Executive Vice President and
                                       General Counsel


                                    PARTICIPATING INCOME PROPERTIES III,
                                    LIMITED PARTNERSHIP, a Delaware limited
                                    partnership

                                    By FFCA Participating Management Company
                                       Limited Partnership, a Delaware limited
                                       partnership, managing general partner


                                    By Franchise Finance Corporation of America
                                       III, a Delaware corporation, managing
                                       general partner


                                    By /s/ Dennis L. Ruben
                                       -----------------------------------------
                                       Dennis L. Ruben
                                       Executive Vice President and
                                       General Counsel

Agreed to and accepted this 22nd day of March, 1999:

                                    CFJ PLAZA COMPANY I LLC, a Delaware limited liability company

                                    By CFJ I Management Inc., a Delaware
                                       corporation, its managing member

                                    By /s/ J Phillip Adams
                                       -----------------------------------------
                                       J Phillip Adams
                                       President


                                    CFJ PLAZA COMPANY II LLC, a Delaware limited liability company

                                    By CFJ II Management Inc., a Delaware
                                       corporation, its managing member

                                    By /s/ J Phillip Adams
                                       -----------------------------------------
                                       J Phillip Adams
                                       President

                                    CFJ PLAZA COMPANY III LLC, a Delaware
                                    limited liability company

                                    By  CFJ III Management Inc., a Delaware
                                    corporation, its managing member

                                    By /s/ J Phillip Adams
                                       -----------------------------------------
                                       J Phillip Adams
                                       President


                                    FJI PLAZA COMPANY LLC, a Delaware limited liability company

                                    By FJI Management Inc., a Delaware
                                    corporation, its managing member

                                    By /s/ J Phillip Adams
                                       -----------------------------------------
                                       J Phillip Adams
                                       President

                                   SCHEDULE I

                       DESCRIPTION OF PURCHASE AGREEMENTS


Purchase Agreement dated as of the date of this Agreement between Participating Income Properties II, L.P. and CFJ Plaza Company I LLC (FFCA Nos. 5001-0003, 0005, 0008, 0009, 0016 and 0017).

Purchase Agreement dated as of the date of this Agreement between FFCA/PIP 1986 Property Company and CFJ Plaza Company I LLC (FFCA No. 5000-0016 and 0022).

Purchase Agreement dated as of the date of this Agreement between FFCA/PIP 1986 Property Company and CFJ Plaza Company II LLC (FFCA No. 5000-0009 and 0024).

Purchase Agreement dated as of the date of this Agreement between Participating Income Properties II, L.P. and CFJ Plaza Company II LLC (FFCA No. 5001-0004, 0006, 0007 and 0018).

Purchase Agreement dated as of the date of this Agreement between Participating Income Properties II, L.P. and CFJ Plaza Company III LLC (FFCA No. 5001-0010, 0011 and 0012).

Purchase Agreement dated as of the date of this Agreement between FFCA/PIP 1986 Property Company and CFJ Plaza Company III LLC (FFCA No. 5000-0002, 0003 and
0023).

Purchase Agreement dated as of the date of this Agreement between FFCA/PIP 1986 Property Company and FJI Plaza Company LLC (FFCA No. 5000-0005).

Purchase Agreement dated as of the date of this Agreement between FFCA/PIP 1986 Property Company and Flying J Real Estate Enterprises Inc. (FFCA No. 5000-0010 and 0012).

Purchase Agreement dated as of the date of this Agreement between Participating Income Properties III Limited Partnership and FJI Plaza Company LLC (FFCA No. 5002-0003).

Purchase Agreement dated as of the date of this Agreement between Participating Income Properties III Limited Partnership and CFJ Plaza Company I LLC (FFCA No. 5002-0001 and 0002).